SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Please vote today
We need your input on an important proposal that affects your investment
Online
Phone
Mail

Your action is required

John Hancock Exchange-Traded Fund Trust (the “Trust”)

July 21, 2022

Please vote today

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more funds in the Trust (the “Funds”). You are being asked to vote on several proposed changes affecting the Funds. To consider and vote on these proposed changes, a Special Meeting of Shareholders of the Funds (the “meeting”) will be held via telephone only in light of the COVID-19 pandemic, on September 9, 2022 at 2:00PM, Eastern Time. We encourage you to read the attached materials in their entirety.

The enclosed proxy statement sets forth one proposal on which you are being asked to vote, a routine item, which concerns the election of trustees. Routine items make no fundamental or material changes to a Fund’s investment objectives, policies, or restrictions, or to the investment management contract.

The following is an overview of the proposal on which you are being asked to vote. Please note that the proposal is not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective, nor is it related to the current state of the financial markets. You will find a detailed explanation of the proposal in the enclosed proxy materials.

You are being asked to approve one proposal:

(1)       Election of Trustees

You are being asked to elect seven Trustees as members of the Board of Trustees of the Trust (the “Board”).

We Need Your Vote of Approval

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details regarding the proposal.

How to vote

Attending the meeting via telephone

To participate in the meeting, shareholders of the Funds must call 1-877-587-0657 no later than 5:00 p.m. Eastern Time on September 8, 2022 and provide your full name and address. You will then be provided with the conference call dial-in information to attend the shareholder meeting. Access to the meeting is limited to shareholders of the Funds.

Please read the enclosed proxy statement, and vote your shares as described below. Voting today will save on the potential cost of future mailings to obtain shareholder votes. You may vote your respective shares by proxy in one of three ways:

Online: www.proxyvote.com

Phone: 1-877-587-0657

Mail: By returning the enclosed proxy card(s)

Sincerely,

/s/ Andrew G. Arnott

Andrew G. Arnott

President and CEO

John Hancock Investment Management

Head of Wealth and Asset Management

United States and Europe

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, Massachusetts 02116, Member FINRA, SIPC • John Hancock Investment Management LLC • John Hancock Signature Services, Inc.

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

(the “Trust”)

John Hancock Corporate Bond ETF

John Hancock Mortgage-Backed Securities ETF

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

John Hancock Preferred Income ETF

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street
Boston, Massachusetts 02116

Notice of special meeting of shareholders

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of Shareholders of the Funds (the “Meeting”) will be held via telephone only in light of the COVID-19 pandemic on September 9, 2022 at 2:00PM, Eastern Time. A Proxy Statement, which provides information about the purpose of the Meeting, is included with this Notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. As a registered shareholder, you would be voting on behalf of the Fund shares you own. The Meeting will be held for the following purpose:

Proposal 1        Election of seven Trustees as members of the Board of Trustees of the Trust (the “Board”). All shareholders of the Trust will vote on Proposal 1.

Any other business that may properly come before the Meeting.

The Board recommends that shareholders vote “FOR” the Proposal.

Each shareholder of record at the close of business on June 23, 2022 is entitled to receive notice of and to vote at the Meeting.

The Funds are sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. Instead, the Funds plan to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases.com and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on September 9, 2022

The proxy statement is available at jhinvestments.com/proxy-information

Sincerely,

/s/ Christopher Sechler

Christopher Sechler

Secretary

July 21, 2022

i

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting by phone. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card.

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card handy.

Call the toll-free number indicated on your proxy card.

Enter the control number found on the front of your proxy card. Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card handy.

Go to the Web site on the proxy card.

Enter the “control number” found on your proxy card.

Follow the instructions on the Web site.

ii

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

(THE “TRUST”)

JOHN HANCOCK CORPORATE BOND ETF

JOHN HANCOCK MORTGAGE-BACKED SECURITIES ETF

JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF

JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF

JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF

JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF

JOHN HANCOCK MULTIFACTOR ENERGY ETF

JOHN HANCOCK MULTIFACTOR FINANCIALS ETF

JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF

JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF

JOHN HANCOCK MULTIFACTOR LARGE CAP ETF

JOHN HANCOCK MULTIFACTOR MATERIALS ETF

JOHN HANCOCK MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

JOHN HANCOCK MULTIFACTOR MID CAP ETF

JOHN HANCOCK MULTIFACTOR SMALL CAP ETF

JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF

JOHN HANCOCK MULTIFACTOR UTILITIES ETF

JOHN HANCOCK PREFERRED INCOME ETF

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD SEPTEMBER 9, 2022

All Funds of the Trust are being asked to vote on the Proposal.

iii

iv

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

(the “Trust”)

JOHN HANCOCK CORPORATE BOND ETF

JOHN HANCOCK MORTGAGE-BACKED SECURITIES ETF

JOHN HANCOCK MULTIFACTOR CONSUMER DISCRETIONARY ETF

JOHN HANCOCK MULTIFACTOR CONSUMER STAPLES ETF

JOHN HANCOCK MULTIFACTOR DEVELOPED INTERNATIONAL ETF

JOHN HANCOCK MULTIFACTOR EMERGING MARKETS ETF

JOHN HANCOCK MULTIFACTOR ENERGY ETF

JOHN HANCOCK MULTIFACTOR FINANCIALS ETF

JOHN HANCOCK MULTIFACTOR HEALTHCARE ETF

JOHN HANCOCK MULTIFACTOR INDUSTRIALS ETF

JOHN HANCOCK MULTIFACTOR LARGE CAP ETF

JOHN HANCOCK MULTIFACTOR MATERIALS ETF

JOHN HANCOCK MULTIFACTOR MEDIA AND COMMUNICATIONS ETF

JOHN HANCOCK MULTIFACTOR MID CAP ETF

JOHN HANCOCK MULTIFACTOR SMALL CAP ETF

JOHN HANCOCK MULTIFACTOR TECHNOLOGY ETF

JOHN HANCOCK MULTIFACTOR UTILITIES ETF

JOHN HANCOCK PREFERRED INCOME ETF

(each, a “Fund” and collectively, the “Funds”)

200 Berkeley Street
Boston, Massachusetts 02116

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 9, 2022

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of the Trust of proxies to be used at a Special Meeting of shareholders of the Funds (the “Meeting”) to be held via telephone only in light of the COVID-19 pandemic, on September 9, 2022 at 2:00PM, Eastern Time. Pursuant to the Amended and Restated Agreement and Declaration of Trust, as amended, of the Trust (the “Declaration of Trust”), and the By-laws, as amended, of the Trust) the “By-laws”), the Board has designated June 23, 2022 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of beneficial interest of Funds (“shares”) held. This Proxy Statement is first being sent to shareholders on or about July 21, 2022.

The Funds are sensitive to the health and travel concerns that shareholders may have and the protocols that federal, state, and local governments may impose at the time of the Meeting. Due to the difficulties arising from the COVID-19 pandemic, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will announce alternative arrangements for the Meeting as soon as possible. If there are any such changes to the Meeting, the Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. Instead, the Funds plan to announce these changes, if any, by: (i) issuing a press release at jhinvestments.com/about-us/press-releases.com and encourage you to check this website before the Meeting; and (ii) filing the announcement with the Securities and Exchange Commission. We are urging all shareholders to take advantage of voting by mail, the internet, or telephone, as provided on the attached proxy card.

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Trust offered as of the Record Date were divided into the 18 Funds listed above.

Investment Advisor and Administrator. John Hancock Investment Management LLC (“JHIM” or the “Advisor”) serves as investment advisor and administrator for the Trust and each Fund. Pursuant to an investment advisory agreement with the Trust, the Advisor is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisors that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Advisor. JHIM is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisors to the Funds is also registered as an investment advisor under the Advisers Act.

The Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as each Fund’s distributor.

1

The office of JHIM is located at 200 Berkeley Street, Boston, Massachusetts 02116, and its ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

The office of the Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-6020. Copies of these reports are also available on the Internet at www.jhinvestments.com/etf.

2

Proposal 1 — Election of Seven Trustees as Members of the Board of Trustees of the Trust

(All Funds)

The Board of Trustees of the Trust (the “Board” and, each member thereof, a “Trustee”) currently includes eleven (11) Trustees, including nine (9) independent Trustees (“Independent Trustees”) and two (2) non-independent Trustees (“Non-Independent Trustees”). Each Trustee, other than Andrew G. Arnott, Marianne Harrison, and Frances G. Rathke, was elected to serve on the Board by the Trust’s initial shareholder. The Board appointed Mr. Arnott and Ms. Harrison each to serve as a Non-Independent Trustee of the Trust on June 20, 2017 and June 19, 2018, respectively, and Ms. Rathke to serve as an Independent Trustee on September 15, 2020.

Four additional Trustees are being presented for election at the Meeting: Noni L. Ellison, Dean Garfield, Patricia Lizarraga and Paul Lorentz. If elected by the shareholders at the Meeting, Ms. Ellison, Mr. Garfield and Ms. Lizarraga will join the Board as Independent Trustees and Mr. Lorentz will join the Board as a Non-Independent Trustee. Following the shareholder election, fifteen Trustees would comprise the Board (three Non-Independent Trustees and twelve Independent Trustees), each of whom would have been elected by shareholders.

At the Meeting, only current Trustees that have not been elected by shareholders and nominated Trustees will be presented for election. If approved by shareholders, this would result in all of the Trustees being elected by shareholders and would allow the Board to appoint Trustees to fill future vacancies without requiring a shareholder vote until the number of elected Trustees drops below two-thirds of all Trustees. At that time, the Board would be required to proxy shareholders to add an additional Trustee.

Current Trustees that are not nominated for election will continue to serve as members of the Board. No current Trustees are proposed to be replaced.

Shareholders are being asked to elect each of the individuals nominated by the Board listed below (each, a “Nominee” and collectively, the “Nominees”) as a member of the Board of Trustees of the Trust. Three of the Nominees currently are Trustees and have served in that capacity continuously since originally appointed. Four of the Nominees, Ms. Ellison, Mr. Garfield, Ms. Lizarraga, and Mr. Lorentz have not served as Trustees of the Trust. Because the Trust is not required to and does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

At videoconference meetings held on May 24-25, 2022, the Nominating and Governance Committee of the Board considered the proposed slate of Trustee candidates and determined to recommend the election of the Nominees to the full Board of the Trust. Acting on that recommendation, at videoconference meetings held on June 21-23, 2022, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trust to vote on the election of the Nominees to the Board.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason or for good cause will not serve, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

The business and affairs of the Trust, including those of the Funds, are managed under the direction of the Board. In addition to the Funds, some Trustees also oversee other funds advised by JHIM or JHIM’s affiliates (collectively with the Funds, the “John Hancock Funds Complex”).

Information Concerning Nominees

The following tables set forth certain information regarding the Nominees: Andrew G. Arnott, Marianne Harrison, Frances G. Rathke, Noni L. Ellison, Dean Garfield, Patricia Lizarraga, and Paul Lorentz. The tables present information regarding the Nominees’ principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Nominee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee who is an “interested person” (as defined in the 1940 Act) of the Trust (each a “Non-Independent Trustee”) and the Independent Trustees. As of December 31, 2021, the John Hancock Fund Complex consisted of 191 funds (including separate series of series mutual funds). The address of each Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

3

Seven Nominees Standing For Election

Non-Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Andrew G. Arnott[2] (1971)	Trustee, (since 2017); President (since 2014)

Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Trustee of various trusts within the John Hancock Fund Complex (since 2017).

191
Marianne Harrison[2] (1963)	Trustee (since 2018)

President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017–2019); Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013).

Trustee of various trusts within the John Hancock Fund Complex (since 2018).

191
Paul Lorentz[2] (1968)	Nominee for Trustee	Global Head, Manulife Wealth and Asset Management (Since 2017); General Manager, Manulife, Individual Wealth Management and Insurance (2013-2017); President, Manulife Investments (2010-2016).	191

(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
4

Independent Trustees Who Are Nominees
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Frances G. Rathke (1960)	Trustee (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	191
Noni L. Ellison (1971)	Nominee for Trustee	Senior Vice President, General Counsel & Corporate Secretary, Tractor Supply Company (rural lifestyle retailer) (Since 2021); General Counsel, Chief Compliance Officer & Corporate Secretary, Carestream Dental, L.L.C. (2017-2021); Associate General Counsel & Assistant Corporate Secretary, W.W. Grainger, Inc. (global industrial supplier) (2015-2017); Board Member, Goodwill of North Georgia, 2018 (FY2019) - 2020 (FY2021); Board Member, Howard University School of Law Board of Visitors (since 2021); Board Member, University of Chicago Law School Board of Visitors (since 2016); Board member, Children’s Healthcare of Atlanta Foundation Board (2021–present).	191
Dean Garfield (1968)	Nominee for Trustee	Vice President, Netflix, Inc. (Since 2019); President & Chief Executive Officer, Information Technology Industry Council (2009-2019); NYU School of Law Board of Trustees (Since 2021); Member, U.S. Department of Transportation, Advisory Committee on Automation (Since 2021); President of the United States Trade Advisory Council (2010-2018); Board Member, College for Every Student (2017-2021); Board Member, The Seed School of Washington, D.C. (2012-2017).	191
Patricia Lizarraga (1966)	Nominee for Trustee	Founder, Chief Executive Officer, Hypatia Capital Group (advisory and asset management company) (Since 2007); Independent Director, Audit Committee Chair, and Risk Committee Member, Credicorp, Ltd. (Since 2017); Independent Director, Audit Committee Chair, Banco De Credito Del Peru (Since 2017); Trustee, Museum of Art of Lima (Since 2009).	191

(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Correspondence intended for any of the Nominees may be sent to the attention of the individual Nominee or to the Board at 200 Berkeley Street, Boston, Massachusetts 02116. All communications addressed to the Board or individual Nominee will be logged and sent to the Board or individual Nominee.

Information Concerning Other Trustees

The following table sets forth information concerning the Trustees of the Trust who are not standing for election at the Meeting. All of these Trustees are Independent Trustees. The address of each Independent Trustee who is not a Nominee is 200 Berkeley Street, Boston, Massachusetts 02116.

5

Trustees Not Standing For Election

Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
James R. Boyle (1959)	Trustee (since 2015)	Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022). Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	191
Peter S. Burgess (1942)	Trustee (since 2015)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004–2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).	191
William H. Cunningham (1944)	Trustee (since 2015)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	191
Grace K. Fey (1946)	Trustee (since 2015)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191
Deborah C. Jackson (1952)	Trustee (since 2015)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018–2020); Board of Directors, National Association of Corporate Directors/New England (2015–2020);; Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee of various trusts within the John Hancock Fund Complex (since 2008).

			191
6

Independent Trustees Who Are Not Nominees
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
Hassell H. McClellan (1945)	Trustee (since 2015) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	191
Steven R. Pruchansky (1944)	Trustee and Vice Chairperson of the Board (since 2015)

Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

			191
Gregory A. Russo (1949)	Trustee (since 2015)	Director and Audit Committee Chairman (2012–2020), and Member, Audit Committee and Finance Committee (2011–2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018), and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Global Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	191

(1)	Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers Who Are Not Trustees or Nominees

The following table presents information regarding the current principal officers of the Trust who are neither current Trustees nor Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. Each such officer’s business address is 200 Berkeley Street, Boston, Massachusetts 02116.

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) During the Past 5 Years
Charles A. Rizzo (1957)	Chief Financial Officer (since 2015)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
7

Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) During the Past 5 Years
Salvatore Schiavone (1965)	Treasurer (since 2015)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)	Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).

(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

Additional Information about the Trustees and Nominees

In addition to the description of each Trustee’s or Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s and Nominee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.

The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee or Nominee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee and four of the Nominees have experience as board members. Mr. Arnott, Mr. Boyle, Ms. Harrison, and Ms. Rathke have experience as Trustees of John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees Standing for Election and Nominees

Frances G. Rathke – Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.

8

Noni L. Ellison – As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.

Dean Garfield – As a former president and chief executive officer of a leading industry organization and current vice-president of a leading international company, Mr. Garfield has significant global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.

Patricia Lizarraga – Through her current positions as an independent board director, audit committee chair, and chief executive officer of an investment advisory firm, Ms. Lizarraga has expertise in financial services and investment matters, and operational and risk oversight. As former governance committee chair, Ms. Lizarraga has a strong understanding of corporate governance and the regulatory frameworks of the investment management industry.

Independent Trustees Not Standing for Election

James R. Boyle – Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

Peter S. Burgess – As a financial consultant, Certified Public Accountant, and former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey – Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.

Deborah C. Jackson – Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a senior officer and chief executive of business in the retail, service and distribution companies and a current and former director of real estate and banking companies.

Gregory A. Russo – As a retired Certified Public Accountant, Mr. Russo served as a partner and Global Vice Chairman in a major independent registered public accounting firm, as well as a member of its geographic boards of directors and International Executive Team. As a result of Mr. Russo’s diverse global responsibilities, he possesses accounting, finance and executive operating experience.

Non-Independent Trustees Standing for Election and Nominee

Andrew G. Arnott – Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC; President of John Hancock Investment Management Distributors LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

9

Marianne Harrison – Through her position as President and CEO, John Hancock, and previous experience as President and CEO, Manulife Canadian Division, President and General Manager for John Hancock Long-Term Care Insurance, and Executive Vice President and Controller for Manulife, Ms. Harrison has experience as a strategic business builder expanding product offerings and distribution, enabling her to provide management input to the Board.

Paul Lorentz – Through his position as the Global Head of Manulife Wealth and Asset Management, Mr. Lorentz has experience with retirement, retail and asset management solutions offered by Manulife worldwide, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee and Nominee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees and Nominees” above). The Board appoints officers who assist in managing the day-to-day affairs. The Board met five times during the fiscal year ended April 30, 2022.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in the Trust’s Statement of Additional Information or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Harrison and Messrs. Arnott and Boyle, as current or former senior executives of the Advisor and the Distributor (or of their parent company, MFC), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Investment Committee; and Nominating and Governance Committee. The current membership of each committee is set forth below.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Burgess and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. This Committee reviews the internal and external accounting and auditing procedures of the Trust and, among other things, considers the selection of an independent registered public accounting firm for the Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. Mr. Burgess has been designated by the Board as an “audit committee financial expert”, as defined in SEC rules. This Committee met four times during the fiscal year ended April 30, 2022.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. This Committee met four times during the fiscal year ended April 30, 2022.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Pruchansky, and Russo). Mr. Russo serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of

10

the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. This Committee met four times during the fiscal year ended April 30, 2022.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each, an “Investment Sub-Committee”). Ms. Jackson and Messrs. Boyle, Cunningham, and Pruchansky serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of Funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met five times during the fiscal year ended April 30, 2022.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met five times during the fiscal year ended April 30, 2022.

Shareholder nominations may be submitted to the Trust who will then forward the nominations to the Chairman of the Nominating and Governance Committee. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Nominating and Governance Committee. In evaluating a nominee recommended by a shareholder, the Nominating and Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the Trust’s proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s proxy statement.

As noted in Exhibit A, while the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the “Statement of Policy on Criteria for Selecting Independent Trustees” set forth in Annex A to Exhibit A. Consequently, while the Nominating and Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Nominating and Governance Committee may only act upon such recommendations if there is a vacancy on the Board, or the Nominating and Governance Committee determines that the selection of a new or additional Trustee is in the best interests of the Trust. In the event that a vacancy arises or a change in the Board membership is determined to be advisable, the Nominating and Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in Exhibit A.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ CCO and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. Each Fund’s subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which

11

include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors, and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees

The Trust pays fees to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal year ended April 30, 2022. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $265,000, a fee of $22,000 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $180,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during the fiscal year ended April 30, 2022. In these tables, the amount shown for each of Noni L. Ellison, Dean Garfield, and Patricia Lizarraga for all periods is “None” since each of these individuals is proposed to be elected to the Board of the Trust and does not currently serve as an Independent Trustee. For the period shown below, the Trust did not pay compensation to the current Non-Independent Trustees or the Non-Independent Trustee Nominee, Paul Lorentz.

Independent Trustee	Total Compensation from Trust ($)	Total Compensation from the Trust and the John Hancock Fund Complex[1] ($)
Charles L. Bardelis[2]	3,790	243,000
James R. Boyle	6,836	427,500
Peter S. Burgess	7,008	437,500
12

Independent Trustee	Total Compensation from Trust ($)	Total Compensation from the Trust and the John Hancock Fund Complex[1] ($)
William H. Cunningham	6,836	427,500
Grace K. Fey	7,195	447,500
Deborah C. Jackson	6,836	427,500
Hassell H. McClellan	9,538	577,500
Steven R. Pruchansky	6,836	427,500
Frances G. Rathke	6,578	412,500
Gregory A. Russo	7,195	447,500
Noni L. Ellison	None	None
Dean Garfield	None	None
Patricia Lizarraga	None	None

(1)       There were approximately 191 series in the John Hancock Fund Complex as of April 30, 2022.

(2)       Mr. Bardelis retired as Trustee effective as of December 31, 2021.

The Trust does not have a pension or retirement plan for any of its Trustees or officers.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2021. The table lists only those Funds in which one or more of the Trustees own shares. For purpose of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Corporate Bond ETF	None	None	None	None	None	None	None
Mortgage-Backed Securities ETF	None	None	None	None	None	None	None
Multifactor Consumer Discretionary ETF	None	$10,001 - $50,000	None	None	None	None	None
Multifactor Consumer Staples ETF	None	None	None	None	None	None	None
Multifactor Developed International ETF	None	None	None	None	None	None	None
Multifactor Emerging Markets ETF	None	None	None	None	None	None	None
Multifactor Energy ETF	None	None	None	None	None	None	None
Multifactor Financials ETF	$10,001 - $50,000	None	$10,001 - $50,000	Over $100,000	None	None	None
Multifactor Healthcare ETF	$10,001 - $50,000	None	$10,001 - $50,000	None	$10,001 - $50,000	None	None
Multifactor Industrials ETF	None	None	None	None	None	None	None
Multifactor Large Cap ETF	None	None	None	Over $100,000	$10,001 - $50,000	None	None
Multifactor Materials ETF	None	None	None	None	None	None	None
Multifactor Media and Communications ETF	None	None	None	None	None	None	None
Multifactor Mid Cap ETF	None	None	$10,001 - $50,000	Over $100,000	None	None	None
Multifactor Small Cap ETF	None	None	None	None	None	None	None
13

Fund/Trustee	Arnott	Boyle	Burgess	Cunningham	Fey	Harrison	Jackson
Multifactor Technology ETF	None	None	$50,001 - $100,000	None	None	None	None
Multifactor Utilities ETF	None	None	None	None	None	None	None
Preferred Income ETF	None	None	None	None	None	None	None
John Hancock Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Fund/Trustee	McClellan	Pruchansky	Rathke	Russo	Ellison	Garfield	Lizarraga	Lorentz
Corporate Bond ETF	None	None	None	None	None	None	None	None
Mortgage-Backed Securities ETF	None	None	None	None	None	None	None	None
Multifactor Consumer Discretionary ETF	None	$10,001 - $50,000	None	None	None	None	None	None
Multifactor Consumer Staples ETF	$1 - $10,000	None	None	None	None	None	None	None
Multifactor Developed International ETF	None	None	None	None	None	None	None	None
Multifactor Emerging Markets ETF	None	None	None	None	None	None	None	None
Multifactor Energy ETF	$1 - $10,000	None	None	None	None	None	None	None
Multifactor Financials ETF	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000	None	None	None	None
Multifactor Healthcare ETF	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000	None	None	None	None
Multifactor Industrials ETF	None	None	None	None	None	None	None	None
Multifactor Large Cap ETF	None	$10,001 - $50,000	None	$10,001 - $50,000	None	None	None	None
Multifactor Materials ETF	None	None	None	None	None	None	None	None
Multifactor Media and Communications ETF	None	None	None	None	None	None	None	None
Multifactor Mid Cap ETF	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000	None	None	None	None
Multifactor Small Cap ETF	None	$10,001 - $50,000	None	None	None	None	None	None
Multifactor Technology ETF	None	$50,001 - $100,000	None	None	None	None	None	None
Multifactor Utilities ETF	None	None	None	None	None	None	None	None
Preferred Income ETF	None	None	None	None	None	None	None	None
John Hancock Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None	None	None
14

Material Relationships of the Independent Trustees

As of December 31, 2021, none of the Independent Trustees, nor any immediate family member, owned shares of the Advisor or a principal underwriter of the Funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Advisor or a principal underwriter of the Funds.

There have been no transactions by the Funds since the beginning of the Funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Independent Trustee of the Funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the Funds in an amount in excess of $120,000 at any time since that date.

No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, a principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or principal underwriter of the Funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the Funds, an officer of the Trust, any investment company sharing the same investment advisor or principal underwriter as the Funds or any officer of such a company, any investment advisor or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment advisor or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment advisor or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment advisor or principal underwriter of the Funds, has served as a director on a board of a company where any of the Independent Trustees or Nominees, or immediate family members of such persons, has served as an officer.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present by phone or represented by proxy at the Meeting. A vote of a “plurality” of shares means that a Nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board. Since each Nominee is running unopposed, each Nominee effectively needs only one vote to be elected if a quorum is present at the Meeting.

The Board, including all the Independent Trustees, recommends that shareholders of the Funds vote “FOR” all of the Nominees.

15

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, served as the independent registered public accounting firm for each Fund for the fiscal year ended April 30, 2022 and served as such for the prior fiscal year.

PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed for the fiscal years ended April 30, 2021 and April 30, 2022 (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such period.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees,” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and fund merger audit services.

Tax Fees. These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of each Fund’s federal and state income tax returns, excise tax calculations and returns and a review of each Fund’s calculations of capital gain and income distributions.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Fees Paid to PwC for the Last Two Fiscal Years Ended April 30

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2022	2021	2022	2021	2022	2021	2022	2021
Corporate Bond ETF	$24,007	$23,490	$212	—(1)	$1,063	$1,000	$305	$18
Mortgage-Backed Securities ETF	$23,498	—(3)	$212	—(3)	$1,063	—(2)	$305	—(3)
Multifactor Consumer Discretionary ETF	$14,448	$14,520	$212	$319	$1,489	$1,000	$306	$18
Multifactor Consumer Staples ETF	$14,448	$14,095	$212	$319	$1,064	$1,000	$305	$18
Multifactor Developed International ETF	$29,059	$17,858	$212	$319	$3,914	$1,000	$305	$18
Multifactor Emerging Markets ETF	$28,534	$17,333	$212	$319	$3,914	$1,000	$305	$18
Multifactor Energy ETF	$14,448	$14,095	$212	$319	$1,064	$1,000	$305	$18
Multifactor Financials ETF	$14,448	$14,095	$212	$319	$1,064	$1,000	$306	—(4)
Multifactor Healthcare ETF	$14,448	$14,095	$212	$319	$1,731	$1,000	$306	$684
Multifactor Industrials ETF	$14,448	$14,520	$212	$319	$1,489	$1,000	$305	$18
Multifactor Large Cap ETF	$14,448	$18,208	$212	$319	$4,764	$1,000	$305	$18
Multifactor Materials ETF	$14,448	$14,095	$212	$319	$1,064	$1,000	$305	$18
16

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2022	2021	2022	2021	2022	2021	2022	2021
Multifactor Media and Communications ETF	$14,448	$14,095	$212	$319	$1,064	$1,000	$305	$18
Multifactor Mid Cap ETF	$28,534	$17,333	$212	$319	$3,914	$1,000	$305	$18
Multifactor Small Cap ETF	$28,534	$17,333	$212	$319	$3,914	$1,000	$305	$18
Multifactor Technology ETF	$14,448	$14,095	$212	$319	$1,064	$1,000	$305	$18
Multifactor Utilities ETF	$14,448	$14,095	$212	$319	$1,064	$1,000	$305	$18
Preferred Income ETF[4]	—(3)	—(3)	—(3)	—(3)	—(3)	—(3)	—(3)	—(3)
John Hancock Fund Complex	$321,094	$253,355	$3,604	$4,785	$34,703	$16,000	$5,185	$936

(1)	Data unavailable because the Corporate Bond ETF did not commence operations until March 30, 2021.
(2)	Data unavailable because the Mortgage-Backed Securities ETF did not commence operations until August 21, 2021.
(3)	The Preferred Income ETF did not commence operations until December 14, 2021 so the Fund did not incur any fees in 2021.

The SEC’s auditor independence rules require the Trust’s Audit Committee to pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Advisor (not including any subadvisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. The Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC). The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require the Audit Committee to pre-approve non-audit services provided by PwC to the Trust, the Advisor, or any entity controlling, controlled by or under common control with the Advisor (an “Advisor Affiliate”) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the Audit Committee. The procedures describe the audit, audit-related, tax and other non-audit services that have been pre-approved by an Audit Committee. The Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. The Audit Committee may delegate pre-approval authority to a subcommittee of one or more members.

The aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Advisor and the Affiliated Service Providers for the fiscal year ended April 30, 2021 were $1,368,541 and for the fiscal year ended April 30, 2022 were $1,578,164.

During the Reporting Periods, PwC billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.

17

Shareholders and Voting Information

Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of a Fund will be presumed to control of a Fund.

Information regarding the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 800-225-6020. Copies of these reports are also available on the Internet at www.jhinvestments.com/etf.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: submitting to the Trust a written notice of revocation or a subsequently executed proxy; by calling the toll-free telephone number; or attending the Meeting and voting by phone. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the issued and outstanding shares of the Trust at the close of business on that date present by phone or by proxy will constitute a quorum for the Meeting. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the Meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. At the adjourned meeting, the Trust may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting.

Abstentions. Abstentions (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote and present at the Meeting in determining whether a quorum is present but do not count as votes cast “for” the proposal. An abstention will not be counted as a vote cast on the proposal.

Broker “Non-Votes.” The Trust understands that, under the rules of the New York Stock Exchange (the “NYSE”), broker-dealer firms that hold shares of a fund in “street name” may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” for which the broker or nominee returns a completed proxy but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary authority to vote such shares on a particular matter. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposal described in this Proxy Statement is considered a ”routine” matter for which, under the rules of the NYSE, uninstructed shares may be voted by broker-dealers. As a result, it is expected that there will not be broker non-votes at the Meeting.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Cost of Preparation of Proxy Materials. The costs of the preparation of these proxy materials, which are expected to be approximately $3,960, will be borne by the Funds, allocated among them on the basis of their relative net assets.

Solicitation and Distribution of Proxies. In addition to the preparation of these proxy materials, proxies will be mailed and may be solicited by telephone, by fax, by email, or in person by the Trustees, officers and employees of the Trust; by personnel of the Advisor,

18

its affiliates, or by broker-dealer firms. Broadridge Financial Solutions, Inc. has been retained to assist in the mailing and solicitation of proxies at a cost of approximately $245,189. The costs of the distribution of these proxy materials and any proxy solicitation will be borne by the Funds, allocated among them on the basis of their relative net assets.

Fund Voting. Shares of all Funds will vote in the aggregate and not separately by Fund with respect to the Proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by the personnel of the Advisor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in the Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call to vote by taking the following steps:

▪ Read the Proxy Statement and have your proxy card at hand.

▪ Call the toll-free-number located on your proxy card.

▪ Enter the “control number” found on the front of your proxy card.

▪ Follow recorded instructions to cast your vote.

To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote by phone if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the Proxy Statement and have your proxy card at hand.
▪	Go to the website on the proxy card.
▪	Enter the “control number” found on your proxy card.
▪	Follow the instructions on the website.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

19

Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

July 21, 2022

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING BY PHONE ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, IT MAY RESULT IN THE NEED FOR ADDITIONAL SHAREHOLDER SOLICITATION EFFORTS.

20

Appendices

PROXY STATEMENT OF

JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

John Hancock Corporate Bond ETF

John Hancock Mortgage-Backed Securities ETF

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

John Hancock Preferred Income ETF

(each, a “Fund” and collectively, the “Funds”)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2022

Appendix A             John Hancock Funds Procedures for the Selection of Independent Trustees

Appendix B             Outstanding Shares and Share Ownership

Exhibit A                 Procedures for the Selection of New Independent Trustees

John Hancock Investment Management Distributors LLC

MEMBER FINRA / SIPC

200 Berkeley Street
Boston, MA 02116
1-800-225-5291

www.jhinvestments.com

21

Appendix A - John Hancock Funds Procedures for the Selection of Independent Trustees

1.       Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.       Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.

3.       Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.       Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.       Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Existing Trustees

The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating and Governance Committee shall consider the existing Trustee’s performance on the Board and any committee.

A-1

Appendix B - Outstanding Shares and Share Ownership

This table shows, as of the Record Date, the number of shares of each Fund eligible to be voted at the Meeting.

Fund	Number of Eligible Shares
John Hancock Corporate Bond ETF	850,000
John Hancock Mortgage-Backed Securities ETF	1,100,000
John Hancock Multifactor Consumer Discretionary ETF	330,000
John Hancock Multifactor Consumer Staples ETF	1,060,000
John Hancock Multifactor Developed International ETF	16,100,000
John Hancock Multifactor Emerging Markets ETF	25,100,000
John Hancock Multifactor Energy ETF	1,100,000
John Hancock Multifactor Financials ETF	500,000
John Hancock Multifactor Healthcare ETF	880,000
John Hancock Multifactor Industrials ETF	270,000
John Hancock Multifactor Large Cap ETF	14,850,000
John Hancock Multifactor Materials ETF	380,000
John Hancock Multifactor Media and Communications ETF	540,000
John Hancock Multifactor Mid Cap ETF	51,050,000
John Hancock Multifactor Small Cap ETF	11,325,000
John Hancock Multifactor Technology ETF	640,000
John Hancock Multifactor Utilities ETF	540,000
John Hancock Preferred Income ETF	775,000

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants (as defined in the prospectuses for the Funds), to the best knowledge of the Trust, as of the Record Date, the following DTC Participants, other John Hancock funds, and affiliates of the Advisor (principal holders) owned of record 5% or more of the outstanding shares of the Funds. A shareholder who owns beneficially more than 25% of a Fund’s shares is deemed to be a control person of that Fund and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that Fund.

Fund	Shareholder Name and Address	% of Ownership
John Hancock Corporate Bond ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	11.53%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	85.33%
John Hancock Mortgage-Backed Securities ETF	CHARLES SCHWAB & CO., INC. 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	28.60%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	67.09%
John Hancock Multifactor Consumer Discretionary ETF	BOFA SECURITIES, INC. 100 N TRYON ST CHARLOTTE NC 28255	5.32%
	TD AMERITRADE CLEARING, INC 200 S 108TH AVE. OMAHA NE 68154-2631	5.42%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	8.76%
B-1

Fund	Shareholder Name and Address	% of Ownership
	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	9.93%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILION PARKWAY ST PETERSBURG FL 33716	14.28%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	20.21%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	21.60%
John Hancock Multifactor Consumer Staples ETF	STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY ST. LOUIS, MO 63102	5.07%
	RBC CAPITAL MARKETS, LLC 250 NICOLLET MALL SUITE 1600 MINNEAPOLIS, MN 55401	5.27%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	6.35%
	TD AMERITRADE CLEARING, INC 200 S 108TH AVE. OMAHA NE 68154-2631	8.87%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	14.72%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	19.34%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	29.92%
John Hancock Multifactor Developed International ETF	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	9.42%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12.95%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	58.92%
John Hancock Multifactor Emerging Markets ETF	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	91.23%
B-2

Fund	Shareholder Name and Address	% of Ownership
John Hancock Multifactor Energy ETF	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED/8862 MLPF&S TS SUB 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	5.54%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	9.65%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	11.18%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.51%
	BOFA SECURITIES, INC. 100 N TRYON ST CHARLOTTE NC 28255	14.02%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	29.51%
John Hancock Multifactor Financials ETF	BOFA SECURITIES, INC. 100 N TRYON ST CHARLOTTE NC 28255	5.35%
	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	6.02%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	11.25%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED/8862 MLPF&S TS SUB 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	11.58%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	12.24%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.41%
	TD AMERITRADE CLEARING, INC 200 S 108TH AVE. OMAHA NE 68154-2631	26.08%
John Hancock Multifactor Healthcare ETF	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	6.69%
	TD AMERITRADE CLEARING, INC 200 S 108TH AVE. OMAHA NE 68154-2631	9.98%
B-3

Fund	Shareholder Name and Address	% of Ownership
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	15.48%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED/8862 MLPF&S TS SUB 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	16.38%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	16.95%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	17.88%
John Hancock Multifactor Industrials ETF	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	7.03%
	TD AMERITRADE CLEARING, INC 200 S 108TH AVE. OMAHA NE 68154-2631	8.66%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED/8862 MLPF&S TS SUB 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	10.24%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	12.46%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	14.15%
	BOFA SECURITIES, INC. 100 N TRYON ST CHARLOTTE NC 28255	16.48%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	21.66%
John Hancock Multifactor Large Cap ETF	MORGAN STANLEY SMITH BARNEY LLC 1585 BROADWAY AVENUE NEW YORK, NY 10036	5.71%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED/8862 MLPF&S TS SUB 4804 DEERLAKE DR. E. JACKSONVILLE FL 32246	5.80%
	TD AMERITRADE CLEARING, INC 200 S 108TH AVE. OMAHA NE 68154-2631	5.96%
B-4

Fund	Shareholder Name and Address	% of Ownership
	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET STREET H0006-09B ST. LOUIS MO 63103	6.68%
	CITIBANK, N.A. 388 GREENWICH STREET NEW YORK, NY 10013	7.16%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC 682 AMP FINANCIAL CENTER MINNEAPOLIS MN 55474	7.44%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	7.70%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	14.60%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	20.08%
John Hancock Multifactor Materials ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.53%
	BOFA SECURITIES, INC. 100 N TRYON ST CHARLOTTE NC 28255	13.24%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	66.93%
John Hancock Multifactor Media and Communications ETF	BOFA SECURITIES, INC. 100 N TRYON ST CHARLOTTE NC 28255	5.58%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	14.53%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	72.24%
John Hancock Multifactor Mid Cap ETF	UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086	5.23%
	MORGAN STANLEY SMITH BARNEY LLC 1585 BROADWAY AVENUE NEW YORK, NY 10036	5.92%
	WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET STREET H0006-09B ST. LOUIS MO 63103	6.19%
B-5

Fund	Shareholder Name and Address	% of Ownership
	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	6.91%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	7.49%
	EDWARD D. JONES & CO. 201 PROGRESS PARKWAY MARYLAND HEIGHTS MO 63043-3042	7.77%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC 682 AMP FINANCIAL CENTER MINNEAPOLIS MN 55474	7.97%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	9.47%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	10.91%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12.42%
John Hancock Multifactor Small Cap ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12.00%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	56.52%
John Hancock Multifactor Technology ETF	PERSHING LLC ONE PERSHING PLAZA JERSEY CITY NJ 07399	5.05%
	E*TRADE SECURITIES LLC HARBORSIDE 2 200 HUDSON STREET, SUITE 501 JERSEY CITY, NJ 07311	5.13%
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	11.19%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILION PARKWAY ST PETERSBURG FL 33716	19.06%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	20.00%
	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	23.10%
B-6

Fund	Shareholder Name and Address	% of Ownership
John Hancock Multifactor Utilities ETF	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.23%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	10.89%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	61.41%
John Hancock Preferred Income ETF	CHARLES SCHWAB & CO., INC 2423 E LINCOLN DRIVE PHOENIX AZ 85016-1215	18.76%
	STATE STREET BANK AND TRUST COMPANY 1776 HERITAGE DRIVE NORTH QUINCY MA 02169	75.48%

To the best of the knowledge of the Trust, as of December 31, 2021, the Trustees and officers of the Funds, in the aggregate, beneficially owned less than 1% of the outstanding shares of any of the Funds.

B-7

Exhibit A - Procedures for the Selection of New Independent Trustees

(1) The Nominating and Governance Committee shall consider recommendations for nominations from a wide variety of sources, including members of the Board, business contacts, the Company’s legal counsel, community leaders and members of management. The Nominating and Governance Committee may retain a professional search firm or a consultant to assist the Nominating and Governance Committee in a search for a qualified candidate.

(2) A biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate’s eligibility to serve as an Independent Trustee.

(3) The Nominating and Governance Committee will select Independent Trustee candidates in accordance with its Statement of Policy on Criteria for Selecting Independent Trustees (attached hereto as Annex A). While the re-nomination of existing Trustees will not be viewed as automatic, the Nominating and Governance Committee will generally favor the re-nomination of an existing Trustee rather than a new candidate if the re-nomination is consistent with the Statement of Policy on Criteria for Selecting Independent Trustees. The Nominating and Governance Committee in considering the re-nomination of any existing Trustee will take into account such Trustee’s performance on the Board including any Board committee.

(4) The Nominating and Governance Committee shall meet to review the materials relating to each eligible candidate and to determine whether one or more of the candidates should be interviewed in person by the Nominating and Governance Committee. If the Nominating and Governance Committee determines that any candidate should be interviewed, he or she shall be interviewed by at least a majority of the members of the Nominating and Governance Committee. After interviewing the Trustee candidate(s), the Nominating and Governance Committee shall meet to determine whether to recommend one or more of the candidates to the full Board of Trustees.

Annex A

Statement of Policy on Criteria for Selecting Independent Trustees

The Nominating and Governance Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Nominating and Governance Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the criteria satisfied by the candidate and the candidate’s other qualifications demonstrate substantially the same level of fitness to serve as an Independent Trustee.

1.       The candidate should have unquestioned personal integrity and such other personal characteristics as a capacity for leadership and the ability to work well with others.

2.        The candidate may not be an “interested person” (as defined in the Investment Company Act of 1940) of the Advisor, and should have no material relationship, whether business, professional, familial or other, that would create an appearance of a lack of independence in respect of the Advisor or affiliates.

3.       The candidate should be willing and able to commit the time necessary for attendance at meetings and the performance of other duties of an Independent Trustee.

4.       The candidate should have business, professional, academic or other experience and qualifications which demonstrate that he or she will make a valuable contribution as an Independent Trustee. In addition, the candidate should have sufficient financial or accounting knowledge to add value to the deliberations of the Independent Trustees.

5.       The candidate should have experience on corporate or other institutional bodies having oversight responsibilities.

6.       In addition, the Independent Trustees will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

It is the intent of the Nominating and Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR.

C-1

JOHN HANCOCK
200 BERKELEY STREET
BOSTON, MA 02116

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D88726-S49849

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

"Fund Name Prints Here"

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES.

	For All	Withhold All	For All Except
1. Election of seven Trustees as members of the Board of Trustees of the Trust	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

01) Andrew G. Arnott
02) Marianne Harrison
03) Paul Lorentz
04) Frances G. Rathke
05) Noni L. Ellison
06) Dean Garfield
07) Patricia Lizarraga

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 9, 2022

The Notice and Proxy Statement for this Meeting is available at jhinvestments.com/proxy-information

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Your Signature is Required for Your Vote to be Counted

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

D88727-S49849

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 9, 2022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Jay Aronowitz, Phil Fontana, Christopher Pompilio, Michael Tassinari, Charles Rizzo, Sal Schiavone, John J. Danello, Christopher Sechler, Ariel Ayanna, Sarah M. Coutu, Thomas Dee, Nicholas J. Kolokithas, Kinga Kapuscinski, Suzanne M. Lambert, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Betsy Anne Seel and Steven Sunnerberg, with full power of substitution in each, to vote all the shares of beneficial interest of the Fund, which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held telephonically on September 9, 2022, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated July 18, 2022, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals included in the Proxy Statement. In light of the COVID-19 pandemic, the Meeting will be a virtual meeting held via telephone only.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

© 2022 John Hancock Exchange-Traded Fund Trust

200 Berkeley Street Boston, MA 02116

800-225-6020, jhinvestments.com

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

JHETFPX 07/22